                          PURCHASE AND SALE AGREEMENT

                           Dated as of April 30, 2003

                                  by and among

       CONSOL ENERGY INC., CONSOL SALES COMPANY, CONSOL OF KENTUCKY INC.,
      CONSOL PENNSYLVANIA COAL COMPANY, CONSOLIDATION COAL COMPANY, ISLAND
         CREEK COAL COMPANY, WINDSOR COAL COMPANY, MCELROY COAL COMPANY,
     KEYSTONE COAL MINING CORPORATION, EIGHTY-FOUR MINING COMPANY, CNX GAS
                     COMPANY LLC, CNX MARINE TERMINALS INC.

                                       and

                             CNX FUNDING CORPORATION

                               TABLE OF CONTENTS
                               -----------------
                                                                            PAGE
                                                                            ----

ARTICLE I    AGREEMENT TO PURCHASE AND SELL....................................2
    1.1       Agreement To Purchase and Sell...................................2
    1.2       Timing of Purchases..............................................3
    1.3       Consideration for Purchases......................................3
    1.4       Purchase and Sale Termination Date...............................3
    1.5       Intention of the Parties.........................................3

ARTICLE II   CALCULATION OF PURCHASE PRICE.....................................4
    2.1       Calculation of Purchase Price....................................4

ARTICLE III  PAYMENT OF PURCHASE PRICE.........................................5
    3.1       Contribution of Receivables and Initial Purchase Price Payment...5
    3.2       Subsequent Purchase Price Payments...............................5
    3.3       Settlement as to Specific Receivables and Dilution...............6
    3.4       Reconveyance of Receivables......................................7

ARTICLE IV   CONDITIONS OF PURCHASES...........................................7
    4.1       Conditions Precedent to Initial Purchase.........................7
    4.2       Certification as to Representations and Warranties...............9

ARTICLE V    REPRESENTATIONS AND WARRANTIES OF THE ORIGINATORS.................9
    5.1       Organization and Good Standing...................................9
    5.2       Due Qualification................................................9
    5.3       Power and Authority; Due Authorization..........................10
    5.4       Valid Sale; Binding Obligations.................................10
    5.5       No Violation....................................................10
    5.6       Proceedings.....................................................10
    5.7       Bulk Sales Acts.................................................11
    5.8       Government Approvals............................................11
    5.9       Financial Condition.............................................11
    5.10      Licenses, Contingent Liabilities, and Labor Controversies.......11
    5.11      Margin Regulations..............................................11
    5.12      Quality of Title................................................12
    5.13      Accuracy of Information.........................................12
    5.14      Offices; State of Formation.....................................13
    5.15      Trade Names.....................................................13
    5.16      Taxes...........................................................13
    5.17      Compliance With Applicable Laws.................................13

    5.18      Reliance on Separate Legal Identity.............................13
    5.19      Investment Company..............................................13
    5.20      Security Interest...............................................14

ARTICLE VI   COVENANTS OF THE ORIGINATOR......................................14
    6.1       Affirmative Covenants...........................................14
    6.2       Reporting Requirements..........................................16
    6.3       Negative Covenants..............................................16
    6.4       Substantive Consolidation.......................................17

ARTICLE VII  ADDITIONAL RIGHTS AND OBLIGATIONS IN RESPECT OF THE RECEIVABLES..19
    7.1       Rights of the Company...........................................19
    7.2       Responsibilities of the Originators.............................19
    7.3       Further Action Evidencing Purchases.............................20
    7.4       Application of Collections......................................20

ARTICLE VIII PURCHASE AND SALE TERMINATION EVENTS.............................21
    8.1       Purchase and Sale Termination Events............................21
    8.2       Remedies........................................................21

ARTICLE IX   INDEMNIFICATION..................................................22
    9.1       Indemnities by the Originators..................................22

ARTICLE X    MISCELLANEOUS....................................................23
    10.1      Amendments, Etc.................................................23
    10.2      Notices, Etc....................................................24
    10.3      No Waiver, Cumulative Remedies..................................24
    10.4      Binding Effect; Assignability...................................24
    10.5      Governing Law...................................................25
    10.6      Costs, Expenses and Taxes.......................................25
    10.7      Submission to Jurisdiction......................................25
    10.8      Waiver of Jury Trial............................................25
    10.9      Captions and Cross-References; Incorporation by Reference.......26
    10.10     Execution in Counterparts.......................................26
    10.11     Acknowledgment and Agreement....................................26

EXHIBIT A - Form of Purchase Report

EXHIBIT B - Form of Company Note

EXHIBIT C - Form of Originator Assignment Certificate

EXHIBIT D - Proceedings

EXHIBIT E - Office Locations

EXHIBIT F - Trade Names

                           PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of April 30, 2003, is by and among CONSOL ENERGY INC., a Delaware corporation, CONSOL SALES COMPANY, a Delaware corporation, CONSOL OF KENTUCKY INC., a Delaware corporation, CONSOL PENNSYLVANIA COAL COMPANY, a Delaware corporation, CONSOLIDATION COAL COMPANY, a Delaware corporation, ISLAND CREEK COAL COMPANY, a Delaware corporation, WINDSOR COAL COMPANY, a West Virginia corporation, MCELROY COAL COMPANY, a Delaware corporation, KEYSTONE COAL MINING CORPORATION, a Pennsylvania corporation, EIGHTY-FOUR MINING COMPANY, a Pennsylvania corporation, CNX MARINE TERMINALS INC., a Delaware corporation, CNX GAS COMPANY LLC, a Virginia limited liability company (each, an "Originator", and collectively, the "Originators"), CONSOL ENERGY INC., a Delaware corporation ("CONSOL Energy" or "Servicer"), as the initial Servicer, and CNX FUNDING CORPORATION, a Delaware corporation (the "Company").

                                   Definitions
                                   -----------

     Unless otherwise indicated, certain terms that are capitalized and used throughout this Agreement are defined in Exhibit I to the Receivables Purchase Agreement of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement") by and among CONSOL Energy Inc., as Servicer, the Company, the Sub-Servicers party thereto, the Conduit Purchasers party thereto, the Conduit Agents party thereto, and PNC Bank, National Association, as the Administrator (the "Administrator"). All references herein to months are to calendar months unless otherwise expressly indicated.

                                   Background
                                   ----------

           (a) The Company is a special purpose corporation, all of the outstanding stock of which is owned by CONSOL Energy Inc.

           (b) The Originators generate Receivables in the ordinary course of their businesses.

           (c) The Originators, in order to finance their businesses, wish to sell Receivables to the Company, and the Company is willing, on the terms and subject to the conditions set forth herein, to purchase Receivables from the Originators.

           (d) The Originators and the Company intend this transaction to be a true sale of Receivables and the Related Rights by the Originators to the Company, providing the Company with the full benefits of ownership of the Receivables and the Originators and the Company do not intend the transactions hereunder to be, or for any purpose to be, characterized as a loan from the Company to the Originators.

           (e) The Company intends to sell the Purchased Interest in the Receivables to the Conduit Purchasers pursuant to the Receivables Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                         AGREEMENT TO PURCHASE AND SELL

     1.1   Agreement To Purchase and Sell.
           ------------------------------

           On the terms and subject to the conditions set forth in this Agreement (including Article IV), each Originator, agrees to sell to the Company, and the Company agrees to purchase from such Originator, from time to time on or after the Closing Date, but before the Purchase and Sale Termination Date, all of such Originator's right, title and interest in and to:

           (a) each Receivable of such Originator that existed and was owing to the Originator at the closing of the Originator's business on March 31, 2003 (the "Cut-off Date") other than Receivables contributed pursuant to
     Section 3.1 (the "Contributed Receivables");

           (b) each Receivable created by such Originator from and including the Cut-off Date to and including the Purchase and Sale Termination Date;

           (c)  all rights to, but not the obligations under, all Related
     Security;

           (d) all monies due or to become due with respect to any of the foregoing;

           (e)  all books and records related to any of the foregoing; and

           (f) all collections and other proceeds of any of the foregoing (as defined in the applicable UCC) that are or were received by such Originator on or after the Cut-off Date, including, without limitation, all funds which either are received by such Originator, the Company or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, invoice price, finance charges, interest and all other charges) in respect of Receivables, or are applied to such amounts owed by the Obligors (including, without limitation, insurance payments that such Originator or Servicer applies in the ordinary course of its business to amounts owed in respect of any Receivable and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors or any other parties directly or indirectly liable for payment of such Receivables) (clauses (a) through (f), collectively, the ("Collateral")).

All purchases and contributions hereunder shall be made without recourse, but shall be made pursuant to, and in reliance upon, the representations, warranties and covenants of the Originators set forth in this Agreement and each other Transaction Document. No obligation or liability to any Obligor on any Receivable is intended to be assumed by the Company hereunder, and any such assumption is expressly disclaimed. The Company's foregoing commitment to purchase Receivables and the proceeds and rights described in clauses (c) through (f) (collectively, the "Related Rights") is herein called the "Purchase Facility."

     1.2   Timing of Purchases.
           -------------------

           (a) Closing Date Purchases. Each Originator's entire right, title and interest in (i) each Receivable that existed and was owing to such Originator at the Cut-off Date (other than Contributed Receivables), (ii) all Receivables created by such Originator from and including the Cut-off Date, to and including the Closing Date (other than Contributed Receivables), and (iii) all Related Rights, automatically shall be deemed to have been sold to the Company on the Closing Date.

           (b) Regular Purchases. After the Closing Date, until the Purchase and Sale Termination Date, each Receivable (and the Related Rights) created by each Originator shall be deemed to have been sold to the Company immediately (and without further action) upon the creation of such Receivable.

     1.3   Consideration for Purchases.
           ---------------------------

           On the terms and subject to the conditions set forth in this Agreement, the Company agrees to make Purchase Price payments to each Originator and to reflect all contributions in accordance with Article III.

     1.4   Purchase and Sale Termination Date.
           ----------------------------------

           The "Purchase and Sale Termination Date" shall be the earliest to occur of (a) the date of the termination of this Agreement pursuant to Section
8.2 and (b) the Payment Date immediately following the day on which the Originators shall have given notice to the Company at or prior to 10:00 a.m. (New York City time) that the Originators desire to terminate this Agreement.

     1.5   Intention of the Parties.
           ------------------------

           It is the express intent of the parties hereto that the transfers of the Receivables and Related Rights by the Originators to the Company, as contemplated by this Agreement be, and be treated as, sales or contributions, as applicable, and not as loans secured by the Receivables and Related Rights. If, however, notwithstanding the intent of the parties, such transactions are deemed to be loans, each Originator hereby grants to the Company a first priority security interest in all of such Originator's right, title and interest in and to the Receivables and the Related Rights now existing and hereafter created by such Originator, all monies due or to become due and all amounts received with respect thereto, and all proceeds thereof, to secure all of such Originator's obligations hereunder.

                                   ARTICLE II

                          CALCULATION OF PURCHASE PRICE

     2.1   Calculation of Purchase Price.
           -----------------------------

           On the Closing Date and on each Monthly Settlement Date thereafter, the Servicer shall deliver to the Company and the Originators a report in substantially the form of Exhibit A (each such report being herein called a "Purchase Report") with respect to the matters set forth therein and the Company's purchases of Receivables from the Originators:

           (a) that are to be made on the Closing Date (in the case of the Purchase Report to be delivered on the Closing Date (relating to Receivables existing or created on the Cutoff Date)), or

           (b) that were made during the period commencing on the first day of each calendar month to (and including) the last day of such calendar month (in the case of each subsequent Purchase Report to be delivered on each Monthly Settlement Date).

The "Purchase Price" (to be paid to the Originators in accordance with the terms of Article III) for the Receivables and the Related Rights that are purchased hereunder from the Originators shall be determined in accordance with the following formula:

     PP  =  OB X FMVD

     where:

     PP  =    Purchase Price for each Receivable as calculated on the relevant
              Payment Date.

     OB  =    The Outstanding Balance of such Receivable on the relevant
              Payment Date.

     FMVD=    Fair Market Value Discount, as measured on such Payment Date, which is equal to the quotient (expressed as percentage) of
                    (a) one divided by (b) the sum of (i) one, plus (ii) the Expected Loss Proxy, plus (iii) the Servicing Cost Proxy, plus (iv) the Factoring Fee Proxy, plus (v) the product of
                    (A) the Euro- Rate on such Payment Date plus 2.50% and (B) a fraction, the numerator of which is the Days' Sales Outstanding (as calculated in the most recently delivered Information Package immediately preceding such Payment Date) and the denominator of which is 365.

     "Expected Loss Proxy" = The quotient, to be calculated once per year in the month immediately following the distribution of CONSOL Energy's Form 10-K, of
(i) the sum of actual charge-offs and bad debt accrual recorded on the books of the Originators related to the

Receivables during the prior three fiscal years, divided by (ii) the total credit sales of the Originators during the prior three fiscal years.

     "Factoring Fee Proxy"  =  0.25%

     "Payment Date" means (i) the Closing Date and (ii) each Business Day thereafter that the Originators are open for business.

     "Servicing Cost Proxy" =  0.03%

                                  ARTICLE III

                            PAYMENT OF PURCHASE PRICE

     3.1   Contribution of Receivables and Initial Purchase Price Payment.
           --------------------------------------------------------------

     (a) On the Closing Date the Originator CONSOL Energy Inc. shall, and hereby does, contribute to the capital of the Company either cash or Receivables and Related Rights with respect thereto consisting of each Receivable of such Originator that existed and was owing to such Originator on the Closing Date beginning with the oldest of such Receivables and continuing chronologically thereafter such that the aggregate Outstanding Balance of all such Contributed Receivables and such cash shall be at least equal to $10,000,000. The Company shall reflect a capital contribution on its books and records from the Originator CONSOL Energy Inc. contributing such Receivables or cash. The value of any such capital contribution consisting of Receivables and Related Rights shall be calculated using the formula set forth in the Purchase Price.

     (b) On the terms and subject to the conditions set forth in this Agreement, the Company agrees to pay to each Originator the Purchase Price for the purchase to be made from such Originator on the Closing Date partially in cash (in an amount to be agreed between the Company and such Originator and set forth in the initial Purchase Report and as allocated among the Originators on a pro rata basis according to the amount of Receivables sold by each Originator) and partially by issuing a promissory note in the form of Exhibit B to such Originator with an initial principal balance equal to the remaining Purchase Price (the promissory note, as it may be amended, supplemented, indorsed or otherwise modified from time to time, together with all promissory notes issued from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, each being herein called a "Company Note").

     3.2   Subsequent Purchase Price Payments.
           ----------------------------------

           On each Payment Date subsequent to the Closing Date, on the terms and subject to the conditions set forth in this Agreement, the Company shall pay to each Originator the Purchase Price for the Receivables generated by such Originator on such Payment Date:

           (a) First, the Purchase Price shall be paid in cash to the extent the Company has cash available therefor (the amount of any cash paid to the Originators shall be allocated among the Originators on a pro rata basis according to the amount of Receivables sold by each Originator); and

           (b) Second, to the extent any portion of the Purchase Price remains unpaid, the principal amount outstanding under the Company Note issued to such Originator shall be increased by an amount equal to such remaining Purchase Price.

     Servicer shall make all appropriate record keeping entries with respect to the Company Note or otherwise to reflect the foregoing payments, and Servicer's books and records shall constitute rebuttable presumptive evidence of the principal amount of, and accrued interest on, the Company Note at any time. Furthermore, Servicer shall hold the Company Note for the benefit of the relevant Originator. Each Originator hereby irrevocably authorizes Servicer to mark the Company Note "CANCELLED" and to return such Company Note to the Company upon the final payment thereof after the occurrence of the Purchase and Sale Termination Date.

     3.3   Settlement as to Specific Receivables and Dilution.
           --------------------------------------------------

           (a) If, on the day of purchase or contribution of any Receivable from any Originator hereunder, any of the representations or warranties set forth in Sections 5.4 and 5.12 are not true with respect to such Receivable or as a result of any action or inaction of such Originator, on any day, any of such representations or warranties set forth in Sections 5.4 and
     5.12 is no longer true with respect to such a Receivable, then the Purchase Price (or in the case of a Contributed Receivable, the Outstanding Balance of such Receivable, (the "Contributed Value")) with respect to such Receivables shall be reduced by an amount equal to the Outstanding Balance of such Receivable and shall be accounted to such Originator as provided in subsection (c) below; provided, that if the Company thereafter receives payment on account of Collections due with respect to such Receivable, the Company promptly shall deliver such funds to such Originator.

           (b) If, on any day, the Outstanding Balance of any Receivable (including any Contributed Receivable) purchased or contributed hereunder is reduced or adjusted as a result of any defective, rejected, returned goods or services, or any discount or other adjustment made by any Originator, the Company or Servicer or any setoff or dispute between any Originator or the Servicer and an Obligor as indicated on the books of the Company (or, for periods prior to the Closing Date, the books of any Originator), then the Purchase Price or Contributed Value, as the case may be, with respect to such Receivable shall be reduced by the amount of such net reduction and shall be accounted to such Originator as provided in subsection (c) below.

           (c) Any reduction in the Purchase Price (or Contributed Value) of any Receivable pursuant to subsection (a) or (b) above shall be applied as a credit for the account of the Company against the Purchase Price of Receivables subsequently purchased by the Company from any Originator hereunder; provided, however, if there have been no purchases of Receivables from such Originator (or insufficiently large purchases of Receivables) to create a Purchase Price sufficient to so apply such credit against, the amount of such credit

           (i) shall be paid in cash to the Company by such Originator in the manner and for application as described in the following proviso, or

           (ii) shall be deemed to be a payment under, and shall be deducted from the principal amount outstanding under, the Company Note payable to such Originator;

provided, further, that at any time (y) when a Termination Event or Unmatured Termination Event exists under the Receivables Purchase Agreement or (z) on or after the Purchase and Sale Termination Date, the amount of any such credit shall be paid by such Originator to the Company by deposit in immediately available funds into the relevant Lock-Box Account for application by Servicer to the same extent as if Collections of the applicable Receivable in such amount had actually been received on such date.

           (d) Each Purchase Report (other than the Purchase Report delivered on the Closing Date) shall include, in respect of the Receivables previously generated by each Originator (including Contributed Receivables), a calculation of the aggregate reductions described in subsection (a) or (b) relating to such Receivables since the last Purchase Report delivered hereunder, as indicated on the books of the Company (or, for such period prior to the Closing Date, the books of such Originator).

     3.4   Reconveyance of Receivables.
           ---------------------------

           In the event that any Originator has paid to the Company the full Outstanding Balance of any Receivable pursuant to Section 3.3, the Company shall reconvey such Receivable to such Originator, without representation or warranty, but free and clear of all liens, security interests, charges, and encumbrances created by the Company.

                                   ARTICLE IV

                             CONDITIONS OF PURCHASES

     4.1   Conditions Precedent to Initial Purchase.
           ----------------------------------------

           The initial purchase hereunder is subject to the condition precedent that Servicer (on the Company's behalf) shall have received, on or before the Closing Date, the following, each (unless otherwise indicated) dated the Closing Date, and each in form and substance satisfactory to Servicer (acting on the Company's behalf):

           (a) An Originator Assignment Certificate in the form of Exhibit C from each Originator, duly completed, executed and delivered by such Originator;

           (b) A copy of the resolutions of the Board of Directors of each Originator approving the Transaction Documents to be delivered by it and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of such Originator;

           (c) Good standing certificates for each Originator issued as of a recent date acceptable to Servicer by the Secretary of State of the jurisdiction of each such Originator's organization and the jurisdiction where each such Originator's chief executive office is located;

           (d) A certificate of the Secretary or Assistant Secretary of each Originator certifying the names and true signatures of the officers authorized on such Person's behalf to sign the Transaction Documents to be delivered by it (on which certificate Servicer and the Company may conclusively rely until such time as the Servicer shall receive from such Person a revised certificate meeting the requirements of this subsection
     (d));

           (e) The certificate of incorporation, certificate of formation or limited liability company agreement or other organizational document of each Originator, duly certified by the Secretary of State of the jurisdiction of such Originator's organization as of a recent date acceptable to the Servicer, each duly certified by the Secretary or an Assistant Secretary of such Originator;

           (f) Originals of the proper financing statements (Form UCC-1) that have been duly executed or otherwise authenticated and name each Originator as the debtor/seller and the Company as the secured party/purchaser (and the Administrator (for the benefit of the Conduit Purchasers), as assignee of the Company) of the Receivables generated by such Originator as may be necessary or, in the Servicer's or the Administrator's opinion, desirable under the UCC of all appropriate jurisdictions to perfect the Company's ownership interest in all Receivables and such other rights, accounts, instruments and moneys (including, without limitation, Related Security) in which an ownership or security interest may be assigned to it hereunder;

           (g) A written search report from a Person satisfactory to the Servicer listing all effective financing statements that name each Originator as debtor or seller and that are filed in the jurisdictions in which filings were made pursuant to the foregoing subsection (f), together with copies of such financing statements (none of which, except for those (i) described in the foregoing subsection (f) or (ii) as to which proper financing statements (Form UCC-3), duly executed and suitable for filing under the UCC of all jurisdictions that the Administrator may deem necessary or desirable to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by such Originator have been received by the Administrator, shall cover any Receivable or any Related Rights which are to be sold to the Company hereunder), and tax and judgment lien search reports from a Person satisfactory to the Servicer showing no evidence of such liens filed against such Originator;

           (h) A favorable opinion of Morgan Lewis & Bockius, counsel to the Originators in form and substance satisfactory to the Servicer and the Administrator;

           (i) A Company Note in favor of each Originator, duly executed by the Company; and

           (j) A certificate from an officer of each Originator to the effect that the Servicer and such Originator have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on each subsequent, data processing report that it generates which are of the type that a proposed purchaser or lender would use to evaluate the Receivables, the following legend (or the substantive equivalent thereof), which legend shall be placed on a separate "declaration page" and which indicates that: "THE RECEIVABLES ASSOCIATED WITH THE FOLLOWING COMPANY ACCOUNT NUMBERS (which company account numbers shall be listed on such "declaration page") HAVE BEEN SOLD: TO CNX FUNDING CORPORATION PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF APRIL 30, 2003 AS AMENDED, BETWEEN THE ORIGINATORS AND CNX FUNDING CORPORATION; AND AN UNDIVIDED, FRACTIONAL OWNERSHIP INTEREST IN SUCH RECEIVABLES HAS BEEN SOLD TO THE CONDUIT PURCHASERS PURSUANT TO A RECEIVABLES PURCHASE AGREEMENT, DATED AS OF APRIL 30, 2003, AS AMENDED, AMONG CONSOL ENERGY INC., AS THE SERVICER, CNX FUNDING CORPORATION, THE SUB-SERVICERS PARTY THERETO, THE CONDUIT PURCHASERS PARTY THERETO, THE CONDUIT AGENTS PARTY THERETO, AND PNC BANK, NATIONAL ASSOCIATION, AS ADMINISTRATOR."

     4.2   Certification as to Representations and Warranties.
           --------------------------------------------------

           Each Originator, by accepting the Purchase Price related to each purchase of Receivables generated by such Originator, shall be deemed to have certified that the representations and warranties contained in Article V are true and correct on and as of such day, with the same effect as though made on and as of such day.

                                   ARTICLE V

                REPRESENTATIONS AND WARRANTIES OF THE ORIGINATORS

     In order to induce the Company to enter into this Agreement and to make purchases and accept contributions hereunder, each Originator hereby makes the representations and warranties set forth in this Article V.

     5.1   Organization and Good Standing.
           ------------------------------

           Each Originator has been duly organized and is validly existing as a corporation, partnership or limited liability company in good standing under the laws of the State of its organization, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

     5.2   Due Qualification.
           -----------------

           Each Originator is duly licensed and in good standing in the jurisdiction where its chief executive office is located and is qualified to do business as a foreign corporation, partnership or limited liability company in good standing in all other jurisdictions in which (a) the ownership or lease of its property or the conduct of its business requires such licensing or qualification and (b) the failure to be so licensed or qualified would be reasonably likely to have a Material Adverse Effect.

     5.3   Power and Authority; Due Authorization.
           --------------------------------------

           Each Originator has (a) all necessary power, authority and legal right (i) to execute and deliver, and perform its obligations under, each Transaction Document to which it is a party and (ii) to generate, own, sell, contribute and assign Receivables on the terms and subject to the conditions herein and therein provided; and (b) duly authorized such execution and delivery and such sale, contribution and assignment and the performance of such obligations by all necessary organizational action.

     5.4   Valid Sale; Binding Obligations.
           -------------------------------

           Each sale or contribution, as the case may be, made by each Originator pursuant to this Agreement shall constitute a valid sale or contribution, as the case may be, transfer, and assignment of Receivables to the Company, enforceable against creditors of, and purchasers from, such Originator; and this Agreement constitutes, and each other Transaction Document to be signed by each Originator, when duly executed and delivered, will constitute, a legal, valid, and binding obligation of such Originator, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     5.5   No Violation.
           ------------

           The consummation of the transactions contemplated by this Agreement and the other Transaction Documents and the fulfillment of the terms hereof or thereof, will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under (i) any Originator's certificate of formation, limited liability company agreement or any other organizational document of such Originator or
(ii) any indenture, loan agreement, mortgage, deed of trust, or other material agreement or instrument to which it is a party or by which it is bound, (b) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than the Transaction Documents, or (c) violate any law or any order, rule or regulation applicable to it of any court or of any state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over it or any of its properties.

     5.6   Proceedings.
           -----------

           Except as set forth in Exhibit D, there is no action, suit, proceeding or investigation pending before any court, regulatory body, arbitrator, administrative agency, or other tribunal or governmental instrumentality (a) asserting the invalidity of any Transaction Document, (b) seeking to prevent the issuance of any Originator Assignment Certificate or the consummation of any of the transactions contemplated by any Transaction Document or (c) seeking any determination or ruling that will probably have a Material Adverse Effect.

     5.7   Bulk Sales Acts.
           ---------------

           No transaction contemplated hereby requires compliance with, or will be subject to avoidance under, any bulk sales act or similar law.

     5.8   Government Approvals.
           --------------------

           Except for the filing of the UCC financing statements referred to in
Article IV, all of which, at the time required in Article IV, shall have been duly made and shall be in full force and effect, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for any Originator's due execution, delivery and performance of any Transaction Document to which it is a party.

     5.9   Financial Condition.
           -------------------

           (a) Material Adverse Effect. Since December 31, 2002, no event has occurred that has had, or is reasonably likely to have, a Material Adverse Effect.

           (b) Solvent. On the date hereof, (both before and after giving effect to such purchase and, in the case of CONSOL Energy Inc., after giving effect to the CONSOL Guaranty and any payments required thereunder) each Originator shall be Solvent; provided, however, that Consolidation Coal Company, Windsor Coal Company, Keystone Coal Mining Corporation, and Eighty-Four Mining Company do not make this representation.

           (c) Improvement of Financial Condition. Each purchase hereunder from such Originator shall improve the financial condition of the applicable Originator.

     5.10  Licenses, Contingent Liabilities, and Labor Controversies.
           ---------------------------------------------------------

           (a) No Originator has failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would be reasonably likely to have a Material Adverse Effect.

           (b) There are no labor controversies pending against the Originator that have had (or are reasonably likely to have) a Material Adverse Effect.

     5.11  Margin Regulations.
           ------------------

           No use of any funds acquired by any Originator under this Agreement will conflict with or contravene any of Regulations T, U and X promulgated by the Federal Reserve Board from time to time.

     5.12  Quality of Title.
           ----------------

           (a) Each Receivable of each Originator (together with the Related Rights with respect to such Receivable) which is to be sold to the Company hereunder is or shall be owned by such Originator, free and clear of any Adverse Claim, except as provided herein and in the Receivables Purchase Agreement. Whenever the Company makes a purchase or accepts a contribution hereunder, it shall have acquired and shall continue to have maintained a valid and perfected ownership interest (free and clear of any Adverse Claim) in all Receivables generated by each Originator and all Collections related thereto, and in such Originator's entire right, title and interest in and to the Related Rights with respect thereto.

           (b) No effective financing statement or other instrument similar in effect covering any Receivable generated by any Originator or any Related Rights is on file in any recording office except such as may be filed in favor of the Company (and the Administrator as assignee of the Company) or the Administrator, as the case may be, in accordance with this Agreement or in favor of the Company (and the Administrator as assignee of the Company) or the Administrator, in accordance with the Receivables Purchase Agreement.

           (c) Unless otherwise identified to the Company on the date of the purchase or contribution hereunder, each Receivable purchased hereunder is on the date of purchase or contribution, an Eligible Receivable.

           (d) Each of (1) the federal judgment filed on January 17, 1996, against CONSOL Energy Inc. in favor of the Secretary of Labor (referred to as Filing Number 94-CV-2103) in the U.S. Western District Court of Pennsylvania in the approximate amount of $200,000, and (2) the judgment filed on June 25, 2001, against Eighty-Four Mining Company in favor of Washington Woods Development Company, Inc. (referred to as Filing Number GD-99-5121) in the Allegheny County, Pennsylvania Prothonotary's Office in the approximate amount of $85,000 have been paid off or otherwise satisfied by the Originators, does not constitute a judgment or outstanding obligation of the Originators, and does not constitute an Adverse Claim upon any Receivable or Related Rights of the Originators.

     5.13  Accuracy of Information.
           -----------------------

           All factual written information heretofore or contemporaneously furnished (and prepared) by any Originator to the Company or the Administrator for purposes of or in connection with any Transaction Document or any transaction contemplated hereby or thereby is, and all other such factual written information hereafter furnished (and prepared) by such Originator to the Company or the Administrator pursuant to or in connection with any Transaction Document will be, true and accurate in every material respect on the date as of which such information is dated or certified.

     5.14  Offices; State of Formation.
           ---------------------------

           Each Originator's principal place of business and chief executive office is located at the address specified in Exhibit E, each Originator's state of formation is as specified in Exhibit E, and the offices where each Originator keeps all its books, records and documents evidencing its Receivables, the related Contracts and all other agreements related to such Receivables are located at the addresses specified in Exhibit E (or at such other locations, notified to the Servicer and the Administrator in accordance with Section 6.l(f), in jurisdictions where all action required by Section 7.3 has been taken and completed).

     5.15  Trade Names.
           -----------

           No Originator uses any trade name other than its actual organizational name and the trade names set forth in Exhibit F. From and after the date that fell five (5) years before the date hereof, except as set forth in Exhibit F, no Originator has been known by any legal name other than its organizational name as of the date hereof, nor has any Originator been the subject of any merger or other organizational reorganization.

    5.16   Taxes.
           -----

           Each Originator has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves, if any, required under GAAP shall have been set aside on its books.

     5.17  Compliance With Applicable Laws.
           -------------------------------

           Each Originator is in compliance with the requirements of all applicable laws, rules, regulations and orders of all governmental authorities, a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

     5.18  Reliance on Separate Legal Identity.
           -----------------------------------

           Each Originator acknowledges that the Conduit Purchasers and the Administrator are entering into the Receivables Purchase Agreement in reliance upon the Company's identity as a legal entity separate from each Originator.

     5.19  Investment Company.
           ------------------

           No Originator is an "investment company," or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. In addition, no Originator is a "holding company," a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     5.20  Security Interest.
           -----------------

           This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Company, which security interest is prior to all other Adverse Claims, and is enforceable as such against creditors of and purchasers from the Originators. The Collateral constitutes "accounts," "general intangibles" or "tangible chattel paper" within the meaning of the applicable UCC. Each Originator owns and has good and marketable title to the Collateral free and clear of any Adverse Claim. Each Originator has caused or will have caused, within ten (10) days, the filing of all appropriate UCC financing statements in the proper filing offices in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Company hereunder. Other than the security interest granted to the Company pursuant to this Agreement, no Originator has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. No Originator has authorized the filing of and no Originator is aware of any UCC financing statements against it that included a description of collateral covering the Collateral other than any UCC financing statement relating to the security interest granted to the Company hereunder or that has been terminated. No Originator is aware of any judgment or tax lien filings against it.

                                   ARTICLE VI

                          COVENANTS OF THE ORIGINATORS

     6.1   Affirmative Covenants.
           --------------------

           From the date hereof until the first day following the Purchase and Sale Termination Date, each Originator agrees as follows, unless the Administrator and the Company shall otherwise consent in writing, that it will:

           (a) Compliance With Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to the Receivables generated by it and the Contracts and other agreements related thereto except where the failure to so comply would not materially and adversely affect the collectibility of such Receivables or the rights of the Company hereunder.

           (b) Preservation of Organizational Existence. Preserve and maintain its existence as a corporation, partnership or limited liability company and all rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would be reasonably likely to have a Material Adverse Effect.

           (c) Receivables Reviews. (i) At any time and from time to time during regular business hours upon reasonable notice (such notice to be required only if no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination

     Event then exists), permit the Company or the Administrator, or their respective agents or representatives, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in possession or under the control of any Originator relating to the Receivables, including, without limitation, the related Contracts and purchase orders and other agreements related thereto, and (B) to visit the offices and properties of any Originator for the purpose of examining such materials described in clause (i)(A) next above and to discuss matters relating to Receivables originated by it or the performance hereunder with any of the officers or employees of any Originator having knowledge of such matters, and (ii) without limiting the foregoing clause (i) above, annually or if a Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exist then from time to time on request of the Administrator, permit certified public accountants or other auditors acceptable to the Originators and Administrator to conduct, at such Originator's expense, a review of such Originator's books and records with respect to such Receivables.

           (d) Keeping of Records and Books of Account. Maintain and implement administrative and operating procedures (including, without limitation, an ability to re-create records evidencing Receivables it generates in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of such Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable).

           (e) Performance and Compliance With Receivables and Contracts. Timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts and all other agreements related to the Receivables.

           (f) Location of Offices; State of Formation. Keep its principal place of business, chief executive office and state of formation, and the offices where it keeps its records concerning or related to Receivables, at the address(es) and states referred to in Exhibit E or, upon 30 days' prior written notice to the Company and the Administrator, at such other locations in jurisdictions where all action required by Section 7.3 shall have been taken and completed.

           (g) Credit and Collection Policies. Comply in all material respects with its Credit and Collection Policy in connection with the Receivables that it generates and all Contracts and other agreements related thereto.

           (h) Post Office Boxes. On or prior to the date hereof, deliver to the Servicer (on behalf of the Company) a certificate from an authorized officer of each Originator to the effect that (i) the name of the renter of all post office boxes into which Collections may from time to time be mailed have been changed to the name of the Company (unless such post office boxes are in the name of the relevant Lock-Box Banks) and (ii) all relevant postmasters have been notified that each of the Servicer and the Administrator are authorized to collect mail delivered to such post office boxes (unless such post office boxes are in the name of the relevant Lock-Box Banks).

     6.2   Reporting Requirements.
           ----------------------

           From the date hereof until the first day following the Purchase and Sale Termination Date, each Originator will, unless the Servicer (on behalf of the Company) shall otherwise consent in writing, furnish to the Company and the
Administrator:

           (a) Purchase and Sale Termination Events. As soon as possible after knowledge of the occurrence of, and in any event within five Business Days after knowledge of the occurrence of each Purchase and Sale Termination Event or each Unmatured Purchase and Sale Termination Event in respect of the applicable Originator, the statement of the chief financial officer or chief accounting officer of such Originator describing such Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event and the action that such Originator proposes to take with respect thereto, in each case in reasonable detail;

           (b) Proceedings. As soon as possible and in any event within ten Business Days after any Originator otherwise has knowledge thereof, written notice of (i) litigation, investigation or proceeding of the type described in Section 5.6 not previously disclosed to the Company and (ii) all material adverse developments that have occurred with respect to any previously disclosed litigation, proceedings and investigations; and

           (c) Other. Promptly, from time to time, such other information, documents, records or reports respecting the Receivables or the conditions or operations, financial or otherwise, of any Originator as the Company, the Conduit Purchasers or the Administrator may from time to time reasonably request in order to protect the interests of the Company, the Conduit Purchasers or the Administrator under or as contemplated by the Transaction Documents.

           (d) Preservation of Security Interest. Each Originator shall (and shall cause the Servicer to) take any and all action as the Administrator may require to preserve and maintain the perfection and priority of the security interest of the Company in the Collateral pursuant to this Agreement.

     6.3   Negative Covenants.
           ------------------

           From the date hereof until the date following the Purchase and Sale Termination Date, each Originator agrees that, unless the Servicer (on behalf of the Company) and the Administrator shall otherwise consent in writing, it shall not:

           (a) Sales, Liens, Etc. Except as otherwise provided herein or in any other Transaction Document, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any

     Receivable or related Contract or Related Security, or any interest therein, or any Collections thereon, or assign any right to receive income in respect thereof.

           (b) Extension or Amendment of Receivables. Except as otherwise permitted in Section 4.2(a) of the Receivables Purchase Agreement, extend, amend or otherwise modify the terms of any Receivable in any material respect generated by it, or amend, modify or waive, in any material respect, any term or condition of any Contract related thereto (which term or condition relates to payments under, or the enforcement of, such Contract).

           (c) Change in Business or Credit and Collection Policy. Make any material change in the character of its business or materially alter its Credit and Collection Policy, which change would, in either case, materially change the credit standing required of particular Obligors or potential Obligors or impair, in any material respect, the collectibility of the Receivables generated by it in any case, without the consent of the Administrator.

           (d) Receivables Not to Be Evidenced by Promissory Notes or Chattel Paper. Take any action to cause or permit any Receivable generated by it to become evidenced by any "instrument" or "chattel paper" (as defined in the applicable UCC).

           (e) Mergers, Acquisitions, Sales, Etc. (i) Be a party to any merger or consolidation, except a merger or consolidation where any Originator is the surviving entity, or (ii) directly or indirectly sell, transfer, assign, convey or lease (A) whether in one or a series of transactions, all or substantially all of its assets or (B) any Receivables or any interest therein (other than pursuant to this Agreement).

           (f) Lock-Box Banks. Make any changes in its instructions to Obligors regarding Collections or add or terminate any bank as a Lock-Box Bank unless the requirements of paragraph 2(g) of Exhibit IV to the Receivables Purchase Agreement have been met.

           (g) Accounting for Purchases. Account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than as sales of the Receivables and Related Rights by such Originator to the Company.

           (h) Transaction Documents. Enter into, execute, deliver or otherwise become bound by any agreement, instrument, document or other arrangement that restricts the right of such Originator to amend, supplement, amend and restate or otherwise modify, or to extend or renew, or to waive any right under, this Agreement or any other Transaction Documents, except that the Originators may enter into agreements that restrict the right of such Originators to increase the Purchase Limit to an amount greater than $200,000,000.

     6.4   Substantive Consolidation.
           -------------------------

           Each Originator hereby acknowledges that this Agreement and the other Transaction Documents are being entered into in reliance upon the Company's identity as a legal entity separate from each Originator and its Affiliates. Therefore, from and after the date hereof, each Originator shall take all reasonable steps necessary to make it apparent to third Persons that the Company is an entity with assets and liabilities distinct from those of each Originator and any other Person, and is not a division of any other Originator, its Affiliates or any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the other covenants set forth herein, the Originators shall take such actions as shall be required in order that:

           (a) the Originators shall not be involved in the day-to-day management of the Company;

           (b) the Originators shall maintain separate organizational records and books of account from the Company and otherwise will observe organizational formalities and have a separate area from the Company for their businesses;

           (c) the financial statements and books and records of the Originators shall be prepared after the date of creation of the Company to reflect and shall reflect the separate existence of the Company; provided, that the Company's assets and liabilities may be included in a consolidated financial statement issued by an affiliate of the Company; provided, however, that any such consolidated financial statement shall make clear that the Company's assets are not available to satisfy the obligations of such affiliate;

           (d) except as permitted by the Receivables Purchase Agreement, (i) the Originators shall maintain their assets separately from the assets of the Company, (ii) and the Company's assets, and records relating thereto, have not been, are not, and shall not be, commingled with those of any Originator;

           (e) all of the Company's business correspondence and other communications shall be conducted in the Company's own name and on its own stationery;

           (f) no Originator shall act as an agent for the Company, other than CONSOL Energy in its capacity as the Servicer, and in connection therewith, shall present itself to the public as an agent for the Company and a legal entity separate from the Company;

           (g) no Originator shall conduct any of the business of the Company in its own name;

           (h) no Originator shall pay any liabilities of the Company out of its own funds or assets;

           (i) each Originator shall maintain an arm's-length relationship with the Company;

           (j) no Originator shall assume or guarantee or become obligated for the debts of the Company or hold out its credit as being available to satisfy the obligations of the Company;

           (k)  no Originator shall acquire obligations of the Company;

           (l) each Originator shall allocate fairly and reasonably overhead or other expenses that are properly shared with the Company, including, without limitation, shared office space;

           (m) each Originator shall identify and hold itself out as a separate and distinct entity from the Company;

           (n) each Originator shall correct any known misunderstanding regarding its separate identity from the Company;

           (o) no Originator shall enter into, or be a party to, any transaction with the Company, except in the ordinary course of its business and on terms which are intrinsically fair and not less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party; and

           (p) no Originator shall pay the salaries of the Company's employees, if any.

                                   ARTICLE VII

                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                           RESPECT OF THE RECEIVABLES

     7.1   Rights of the Company.
           ---------------------

           Each Originator hereby authorizes the Company (who may further authorize another Person), the Servicer, or their respective designees to take any and all steps in such Originator's name necessary or desirable, in their respective determination, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the name of such Originator on checks and other instruments representing Collections and enforcing such Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment.

     7.2   Responsibilities of the Originators.
           -----------------------------------

           Anything herein to the contrary notwithstanding:

           (a) Collection Procedures. Each Originator agrees to direct its respective Obligors to make payments of Receivables directly to a post office box related to the relevant Lock-Box Account at a Lock-Box Bank or directly to the Lock-Box Account. Each Originator further agrees to transfer any Collections that it receives directly to the Servicer (for the Company's account) within two (2) Business Days of receipt thereof, and agrees that all such Collections shall be deemed to be received in trust for the Company and shall be maintained and segregated separate and apart from all other funds and monies of such Originator until transfer of such Collections to the Servicer.

           (b) Each Originator shall perform its obligations hereunder, and the exercise by the Company or its designee of its rights hereunder shall not relieve any Originator from such obligations.

           (c) None of the Company, the Servicer or the Administrator shall have any obligation or liability to any Obligor or any other third Person with respect to any Receivables, Contracts related thereto or any other related agreements, nor shall the Company, the Servicer, the Conduit Agents, the Conduit Purchasers or the Administrator be obligated to perform any of the obligations of any Originator thereunder.

           (d) Each Originator hereby grants to the Company (who may further grant to another Person) an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of such Originator all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by such Originator or transmitted or received by the Company (whether or not from such Originator) in connection with any Receivable.

     7.3   Further Action Evidencing Purchases.
           -----------------------------------

           Each Originator agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Servicer may reasonably request in order to perfect, protect or more fully evidence the Receivables and Related Rights purchased by or contributed to the Company hereunder, or to enable the Company to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, upon the request of the Servicer, each Originator will:

           (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and

           (b)  mark the master data processing records that evidence or list
     (i) such Receivables and (ii) related Contracts with the legend set forth in Section 4.l(j).

Each Originator hereby authorizes the Company or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables and Related Rights now existing or hereafter generated by such Originator. If any Originator fails to perform any of its agreements or obligations under this Agreement, the Company or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Company or its designee incurred in connection therewith shall be payable by such Originator as provided in Section 9.1.

     7.4   Application of Collections.
           --------------------------

           Any payment by an Obligor in respect of any indebtedness owed by it to any Originator shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Company (or any other Person to whom the

Company has assigned such right to instruct), be applied as a Collection of any Receivable or Receivables of such Obligor to the extent of any amounts then due and payable thereunder before being applied to any other indebtedness of such Obligor.

                                  ARTICLE VIII

                      PURCHASE AND SALE TERMINATION EVENTS

     8.1   Purchase and Sale Termination Events.
           ------------------------------------

           Each of the following events or occurrences described in this Section
8.1 shall constitute a "Purchase and Sale Termination Event":

           (a) a Termination Event (as defined in the Receivables Purchase Agreement) shall have occurred and, in the case of a Termination Event (other than one described in paragraph (f) of Exhibit V of the Receivables Purchase Agreement), the Administrator, shall have declared the Facility Termination Date to have occurred; or

           (b) any Originator shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for one Business Day;

           (c) any representation or warranty made or deemed to be made by any Originator (or any of its officers) under or in connection with this Agreement, any other Transaction Documents, or any other information or report delivered pursuant hereto or thereto shall prove to have been incorrect or untrue in any material respect when made or deemed made, and shall remain incorrect or untrue for thirty (30) calendar days after knowledge or notice thereof (if the warranty is of a type that is capable of being cured);

           (d) any Originator shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and such failure shall remain unremedied for ten (10) Business Days after written notice thereof shall have been given by the Servicer to such Originator.

     8.2   Remedies.
           --------

           (a) Optional Termination. Upon the occurrence of a Purchase and Sale Termination Event, the Company (and not the Servicer) shall have the option, by notice to the Originators (with a copy to the Administrator), to declare the Purchase and Sale Termination Date to have occurred.

           (b) Remedies Cumulative. Upon any termination of the Purchase Facility pursuant to Section 8.2(a), the Company shall have, in addition to all other rights and remedies under this Agreement, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative.

                                   ARTICLE IX

                                 INDEMNIFICATION

     9.1  Indemnities by the Originators.
          ------------------------------

           Without limiting any other rights which the Company may have hereunder or under applicable law, each Originator hereby agrees to indemnify the Company and each of its officers, directors, employees and agents (each of the foregoing Persons being individually called a "Purchase and Sale Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "Purchase and Sale Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of the failure of any Originator to perform its obligations under this Agreement or any other Transaction Document, or arising out of the claims asserted against a Purchase and Sale Indemnified Party relating to the transactions contemplated herein or therein or the use of proceeds thereof or therefrom, excluding, however, (i) Purchase and Sale Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Purchase and Sale Indemnified Party, (ii) any indemnification which has the effect of recourse for non-payment of the Receivables to any indemnitor (except as otherwise specifically provided under this Section 9.1) and (iii) any tax based upon or measured by net income or gross receipts. Without limiting the foregoing, each Originator agrees that it shall indemnify each Purchase and Sale Indemnified Party for Purchase and Sale Indemnified Amounts relating to or resulting from:

           (a) the transfer by such Originator of an interest in any Receivable to any Person other than the Company;

           (b) the breach of any representation or warranty made by such Originator (or any of its officers) under or in connection with this Agreement or any other Transaction Document, or any written information or report delivered by such Originator pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

           (c) the failure by such Originator to comply with any applicable law, rule or regulation with respect to any Receivable generated by such Originator or the related Contract, or the nonconformity of any Receivable generated by such Originator or the related Contract with any such applicable law, rule or regulation;

           (d) the failure to vest and maintain vested in the Company an ownership interest in the Receivables generated by such Originator free and clear of any Adverse Claim, other than an Adverse Claim arising solely as a result of an act of the Company, whether existing at the time of the purchase of such Receivables or at any time thereafter;

           (e) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables or purported Receivables generated by such Originator, whether at the time of any purchase or contribution or at any subsequent time;

           (f) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable or purported Receivable generated by such Originator (including, without limitation, a defense based on such Receivable's or the related Contract's not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the services related to any such Receivable or the furnishing of or failure to furnish such services;

           (g) any product liability claim arising out of or in connection with services that are the subject of any Receivable generated by such Originator; and

           (h) any tax or governmental fee or charge (other than any tax excluded pursuant to clause (iii) in the proviso to the preceding sentence), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of the Receivables generated by such Originator or any Related Security connected with any such Receivables.

     If for any reason the indemnification provided above in this Section 9.1 is unavailable to a Purchase and Sale Indemnified Party or is insufficient to hold such Purchase and Sale Indemnified Party harmless, then each Originator agrees that it shall contribute to the amount paid or payable by such Purchase and Sale Indemnified Party to the maximum extent permitted under applicable law.

                                    ARTICLE X

                                  MISCELLANEOUS

     10.1  Amendments, Etc.
           ---------------

           (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Company and the Originators (with respect to an amendment) or by the Company (with respect to a waiver or consent by it).

           (b) No failure or delay on the part of the Company, the Servicer, the Originators or any third-party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company, the Servicer or the Originators in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Company or the Servicer under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

           (c) The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings.

     10.2  Notices, Etc.
           ------------

           All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (i) if personally delivered, when received,
(ii) if sent by certified mail three (3) Business Days after having been deposited in the mail, postage prepaid, and (iii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

     10.3  No Waiver, Cumulative Remedies.
           ------------------------------

           The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each Originator hereby authorizes the Company, at any time and from time to time, to the fullest extent permitted by law, to set off, against any obligations of such Originator to the Company arising in connection with the Transaction Documents (including, without limitation, amounts payable pursuant to Section 9.1) that are then due and payable or that are not then due and payable but are accruing in respect of the then current Settlement Period, any and all indebtedness at any time owing by the Company to or for the credit or the account of such Originator.

     10.4  Binding Effect; Assignability.
           -----------------------------

           This Agreement shall be binding upon and inure to the benefit of the Company and the Originators and their respective successors and permitted assigns. The Originators may not assign any of their rights hereunder or any interest herein without the prior written consent of the Company, except as otherwise herein specifically provided. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree. The rights and remedies with respect to any breach of any representation and warranty made by the Originators pursuant to Article V and the indemnification and payment provisions of Article IX and Section 10.6 shall be continuing and shall survive any termination of this Agreement. Neither the Company nor any other Person may waive a breach of Section 5.20 of this Agreement for so long as the Notes are outstanding.

     10.5  Governing Law.
           -------------

           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     10.6  Costs, Expenses and Taxes.
           -------------------------

           In addition to the obligations of the Originators under Article IX, each Originator agrees to pay on demand:

           (a) all reasonable costs and expenses in connection with the enforcement of this Agreement, the Originator Assignment Certificates and the other Transaction Documents; and

           (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents to be delivered hereunder, and agrees to indemnify each Purchase and Sale Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     10.7  Submission to Jurisdiction.
           --------------------------

           EACH PARTY HERETO HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF NEW YORK COUNTY, NEW YORK OR UNITED STATES FEDERAL COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT; (b) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR UNITED STATES FEDERAL COURT; (c) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; (d) IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED IN SECTION 10.2; AND (e) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION 10.7 SHALL AFFECT THE COMPANY'S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST THE ORIGINATOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

     10.8  Waiver of Jury Trial.
           --------------------

           EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR

ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT (a) ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND (b) ANY PARTY HERETO (OR ANY ASSIGNEE OR THIRD-PARTY BENEFICIARY OF THIS AGREEMENT) MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

     10.9  Captions and Cross-References; Incorporation by Reference.
           ---------------------------------------------------------

           The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. The Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

     10.10 Execution in Counterparts.
           -------------------------

           This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

     10.11 Acknowledgment and Agreement.
           ----------------------------

           By execution below, each Originator expressly acknowledges and agrees that all of the Company's rights, title, and interests in, to, and under this Agreement (but not its obligations), shall be assigned by the Company pursuant to the Receivables Purchase Agreement, and each Originator consents to such assignment. Each of the parties hereto acknowledges and agrees that the Administrator, the Conduit Agents and the Conduit Purchasers are third-party beneficiaries of the rights of the Company arising hereunder and under the other Transaction Documents to which the Originators are a party.

                            [SIGNATURE PAGE FOLLOWS]

                       [SIGNATURE PAGE 1 OF 7 TO PURCHASE
                               AND SALE AGREEMENT]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                        CONSOL ENERGY INC., as an Originator and as initial Servicer


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Address:   1800 Washington Road
                                                   Pittsburgh, PA 15241
                                        Attention: Treasurer
                                        Telephone: 412-831-4128
                                        Facsimile: 412-831-4151


                                        CONSOL SALES COMPANY, as an Originator


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Address:   1800 Washington Road
                                                   Pittsburgh, PA 15241
                                        Attention: Treasurer
                                        Telephone: 412-831-4128
                                        Facsimile: 412-831-4151


                                        CONSOL OF KENTUCKY INC., as an
                                        Originator


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Address:   1800 Washington Road
                                                   Pittsburgh, PA 15241

                                        Attention: Treasurer
                                        Telephone: 412-831-4128
                                        Facsimile: 412-831-4151

                                        CONSOL PENNSYLVANIA COAL COMPANY, as an
                                        Originator


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Address:   1800 Washington Road
                                                   Pittsburgh, PA 15241
                                        Attention: Treasurer
                                        Telephone: 412-831-4128
                                        Facsimile: 412-831-4151


                                        CONSOLIDATION COAL COMPANY, as an
                                        Originator


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Address:   1800 Washington Road
                                                   Pittsburgh, PA 15241
                                        Attention: Treasurer
                                        Telephone: 412-831-4128
                                        Facsimile: 412-831-4151


                                        ISLAND CREEK COAL COMPANY, as an
                                        Originator


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------


                                        Address:   1800 Washington Road
                                                   Pittsburgh, PA 15241
                                        Attention: Treasurer
                                        Telephone: 412-831-4128
                                        Facsimile: 412-831-4151


                                        WINDSOR COAL COMPANY, as an Originator


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Address:   1800 Washington Road
                                                   Pittsburgh, PA 15241
                                        Attention: Treasurer
                                        Telephone: 412-831-4128
                                        Facsimile: 412-831-4151


                                        MCELROY COAL COMPANY, as an Originator


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Address:   1800 Washington Road
                                                   Pittsburgh, PA 15241
                                        Attention: Treasurer
                                        Telephone: 412-831-4128
                                        Facsimile: 412-831-4151


                                        KEYSTONE COAL MINING CORPORATION, as an
                                        Originator

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Address:   1800 Washington Road
                                                   Pittsburgh, PA 15241
                                        Attention: Treasurer
                                        Telephone: 412-831-4128
                                        Facsimile: 412-831-4151


                                        EIGHTY-FOUR MINING COMPANY, as an
                                        Originator


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Address:   1800 Washington Road
                                                   Pittsburgh, PA 15241
                                        Attention: Treasurer
                                        Telephone: 412-831-4128
                                        Facsimile: 412-831-4151


                                        CNX MARINE TERMINALS INC., as an
                                        Originator

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Address:   1800 Washington Road
                                                   Pittsburgh, PA 15241
                                        Attention: President
                                        Telephone: 412-831-4128
                                        Facsimile: 412-831-4151

                                        CNX GAS COMPANY LLC, as an Originator


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Address:   1800 Washington Road
                                                   Pittsburgh, PA 15241
                                        Attention: President
                                        Telephone: 412-831-4128
                                        Facsimile: 412-831-4151


                                        CNX FUNDING CORPORATION, as the Company


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Address:   CONSOL Plaza
                                                   Treasury Suite 125
                                                   1800 Washington Road
                                                   Pittsburgh, PA 15241
                                        Attention: Treasurer
                                        Telephone:
                                        Facsimile:

                                                                       Exhibit A
                                                  to Purchase and Sale Agreement

                             FORM OF PURCHASE REPORT

ORIGINATOR:            ________________________________________________

PURCHASER:             CNX FUNDING CORPORATION

DATE:                  ________________________________________________

I.                     OUTSTANDING BALANCE OF RECEIVABLES
                       PURCHASED:________

II.                    FAIR MARKET VALUE DISCOUNT:

                       1/[1 + (ELP + SCP + FFP + ((E-R + 2.50%)
                       X (DSO)))]
                         --------
                           365

                       ELP = Expected Loss Proxy = __________

                       FFP = Factoring Fee Proxy = 0.25%

                       SCP = Servicing Cost Proxy = 0.03%

                       E-R = Euro-Rate = ________

                       DSO = Days' Sales Outstanding = ___________________

                       Fair Market Value Discount = _______________________

III.                   PURCHASE PRICE (I X II) = $________________________

                                                                       Exhibit B
                                                  to Purchase and Sale Agreement

                              FORM OF COMPANY NOTE

                                                                       Exhibit C
                                                  to Purchase and Sale Agreement

                    FORM OF ORIGINATOR ASSIGNMENT CERTIFICATE

                                                                       Exhibit D
                                                  to Purchase and Sale Agreement

                                   PROCEEDINGS

None. (The Originators have delivered to the Company and the Administrator a schedule of significant litigation but the Originators do not believe that any such litigation will probably have a Material Adverse Effect.)

                                                                       Exhibit E
                                                  to Purchase and Sale Agreement

                                OFFICE LOCATIONS
                                ----------------

Each Originator maintains books and records relating to Receivables at:

               1800 Washington Road, Pittsburgh, PA 15241

The Principal Place of Business and Chief Executive Office of each Originator is:

               1800 Washington Road, Pittsburgh, PA 15241

The state of Formation of each Originator is:

               CONSOL Energy Inc.                 Delaware
               Consol Sales Company               Delaware
               CONSOL of Kentucky Inc.            Delaware
               Consol Pennsylvania Coal Company   Delaware
               Consolidation Coal Company         Delaware
               Island Creek Coal Company          Delaware
               Windsor Coal Company               West Virginia
               McELROY COAL COMPANY               Delaware
               Keystone Coal Mining Corporation   Pennsylvania
               Eighty-Four Mining Company         Pennsylvania
               CNX Gas Company LLC                Virginia
               CNX Marine Terminals Inc.          Delaware

                                                                       Exhibit F
                                                  to Purchase and Sale Agreement

                                   TRADE NAMES
                                   -----------

           Legal Name/Trade Names/Fictitious Names of each Originator
           ----------------------------------------------------------

                               CONSOL Energy Inc.

                              Consol Sales Company

                             CONSOL of Kentucky Inc.

                        Consol Pennsylvania Coal Company

                           Consolidation Coal Company

                            Island Creek Coal Company

                              Windsor Coal Company

                              McELROY COAL COMPANY

                        Keystone Coal Mining Corporation

                           Eighty-Four Mining Company

 CNX Gas Company LLC f/a/k/a Pocahontas Gas Partnership and Buchanan Production
                                     Company

       CNX Marine Terminals Inc. f/a/k/a Consolidation Coal Sales Company

                                       F-1